Supplement dated January 3, 2023 to the Wilmington Funds
Prospectus dated August 31, 2022 (the “Prospectus”)
Effective December 30, 2022, the information in the Prospectus with respect to the Wilmington Global Alpha Equities Fund (the “Fund”) will be amended, supplemented or replaced as follows:
The following amends and replaces information in the sub-section entitled “Fees and Expenses” on page 9 of the Prospectus:
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I

Management Fee	1.15%	1.15%

Distribution and/or Service (12b-1) Fees	0.25%	None

Other Expenses	0.55%	0.30%

Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	1.96%	1.46%

Fee Waivers and/or Expense Reimbursements(1)	(0.46)%	(0.21)%

Total Annual Fund Operating Expenses After Fee

Waiver/Expense Reimbursement	1.50%	1.25%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Class A and Class I Shares will not exceed 1.49% and 1.24%, respectively, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest. This waiver may be amended or withdrawn after August 31, 2023, or with the agreement of the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund’s Class I Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the fee waiver/expense reimbursement in the first year only. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I
Expenses Assuming Redemption	$694	$1,089	$1,509	$2,675
Class I
Expenses Assuming Redemption	$127	$441	$777	$1,728
Please keep this Supplement for future reference.

Supplement dated January 3, 2023 to the Wilmington Funds Statement of Additional Information dated August 31, 2022 (the “SAI”)

1.	Effective January 1, 2023 the information in the SAI with respect to the Wilmington Global Alpha Equities Fund (the “Fund”) will be amended as follows:

The following amends and replaces information in the sub-section entitled “Who Manages and Provides Services to the Funds?” on pages 70 & 71 of the SAI relating to the Fund:

WILMINGTON FUND MANAGEMENT CORPORATION (“WFMC”). WFMC serves as the investment advisor to each of the Funds. WMFC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation, which is a wholly owned subsidiary of M&T Bank Corporation.

Several affiliates of WFMC are also engaged in the investment advisory business. Wilmington Trust Investment Management, LLC, a wholly owned subsidiary of Wilmington Trust Corporation, is a registered investment advisor.

Pursuant to an investment advisory agreement between the Trust and WFMC, WFMC manages the assets of the Funds (“Investment Advisory Contract”). The Investment Advisory Contract has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund. The Investment Advisory Contract may be terminated by the Trust or the investment advisor on 60 days written notice without penalty. The Investment Advisory Contract will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Contract, WFMC is entitled to receive the following annual investment advisory fees, paid monthly as a percentage of average daily net assets:

	Annual Fee (as a % of average daily net assets (“Assets”))
Fund	WFMC	WTIA*
Large-Cap Strategy Fund	0.25%	None
International Fund	0.45%	80%
Global Alpha Equities Fund	0.60%	80%
Real Asset Fund	0.45% on all Assets except Assets allocated to the inflation-protected and fixed-income securities (“TIPS”) strategy or the Enhanced Cash strategy. The fee for assets allocated to the TIPS strategy: 0.52% of the first $25 million; 0.49% of the next $25 million; and 0.47% of Assets over $50 million. The fee for assets allocated to the Enhanced Cash strategy is 0.53% on the assets.	80%
Enhanced Dividend Income Strategy Fund	0.40%	50%
Broad Market Bond Fund	0.45%	None
Municipal Bond Fund	0.45%	None
New York Municipal Bond Fund	0.45%	None
U.S. Government Money Market Fund	0.25%	None
U.S. Treasury Money Market Fund	0.25%	None

*	Percentage shown represents the portion of WFMC’s fees allocated to WTIA.

WFMC has contractually agreed to waive a portion of its advisory fees and reimburse expenses to the extent that the expenses of a Fund (excluding dividends or interest on short positions, acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest), expressed as an annual percentage of average daily net assets, do not exceed the expense limitations set forth below:

	EXPENSE LIMITATION
Fund	Class A	Class I	TERMINATION DATE
Large-Cap Strategy Fund	N/A	0.25%	August 31, 2023
International Fund	1.08%	0.83%	August 31, 2023
Global Alpha Equities Fund	1.49%	1.24%	August 31, 2023
Real Asset Fund	0.82%	0.57%	August 31, 2023
Enhanced Dividend Income Strategy Fund	0.75%	0.50%	August 31, 2023
Broad Market Bond Fund	0.78%	0.43%	August 31, 2023
Municipal Bond Fund	0.74%	0.49%	August 31, 2023
New York Municipal Bond Fund	0.82%	0.57%	August 31, 2023

	EXPENSE LIMITATION
Fund	Institutional Class	Select Class	Administrative Class	Service Class	TERMINATION DATE
U.S. Government Money Market Fund	0.25%	0.35%	0.60%	0.75%	August 31, 2023
U.S. Treasury Money Market Fund	0.25%	0.35%	0.60%	0.75%	August 31, 2023

Please keep this Supplement for future reference.